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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 5 to Registration Statement No. 333-63003 of Praegitzer Industries, Inc. on Form S-1 of our report dated September 4, 1998, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the headings "Selected Consolidated Financial Data and Other Information" and "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP

Portland, Oregon
December 17, 1998